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                                                                EXHIBIT 10(h)(1)



STANDARD FORM 26 (REV. 4-85)

AWARD/CONTRACT
1.  This contract is a rated order under DPAS (15 CFR 350)
         Rating
         Page of Pages

2.  Contract (Proc. Inst. Ident.) No.
         GS-29F-0119C

3.  Effective Date
         See Block 20C

4.  Requisition/Purchase Request/Project No.

5.  Issued By
         Code
         General Services Administration
         National Furniture Center (3FNSB)
         Washington, DC  20406

6.  Administered By (If other than Item 5)
         Code

7.  Name and address of contractor (No., street, city, county, State and ZIP code)
         Bodybilt Seating
         One Bodybilt Place
         Navasota, Texas  77868

8.  Delivery
         FOB Origin

9.  Discount for prompt payment
         Net / 30 days

10. Submit invoices (4 copies unless otherwise specified) to the address shown in: Item
         Code
         Facility Code

11.  Ship to/ Mark for
         Code
         To be shown on orders issued under this contract.

12.  Payment will be made by
         Code
         See Block 11

13.  Authority for using other than full and open competition:
         ____  10 U.S.C. 2304(c)(        )
         ____  41 U.S.C. 253(c)(        )

14.  Accounting and appropriation data
         See Block 11

15a.  Item No.
         496-8

15b.  Supplies/Services
         Ergonomic Chairs
         Federal supply schedule -- \FSC Group 71, Part III, Section H
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         Miscellaneous Furniture, Multi-Purpose Seating

15c.  Quantity

15d.  Unit

15e.  Unit Price

15f.  Amount

         The following discounts, terms and conditions and correspondence are accepted as part of the above referenced contract:

         Special Item Number:  496-8/Ergonomic Chairs

         Discounts:       62.5%
                          65% (for model J756 only)

         Volume Discounts:
         $25,001-35,000   3%
         $35,001-50,000   4%
         $50,001-75,000   6%
         $75,001-100,000  8%
         Pricelist:  November 1993
         Delivery:  42-50 days aro

         Warranty: To the original purchaser, seven (7) years on the base, steel structure, backrest post, armrest structure, and all welds; 2 years on pneumatic cylinder and Air Limbar option; and 5 years on the rest of the chair.
         Restocking charge:  NTE 25% of net cost of order
         Cancellation charges:
         None prior to production. After production only actual costs incurred that cannot be recovered through resale of the items within a reasonable period of time (6 months).
         Price Reduction Customer:
         This award is predicated on maintaining the price/discount ratio between the dealers, who receive 62.5% and the Government receiving the same for all models, except J756 receiving 65%.
         Letters dated December 1, 1994, December 2, 1994, revised page 30 of the DSMD dated December 5, 1994, and letter dated December 6, 1994 are incorporated as part of this award.

15G.  Total amount of contract:  $833,935.00

16.  Table of Contents
         Sec./Description/Page(s)
         Part I -- The Schedule
                 A        Solicitation/contract form
                 B        Supplies or services and prices/costs
                 C        Description/specs./work statement
                 D        Packaging and Marking
                 E        Inspection and Acceptance
                 F        Deliveries or Performance
                 G        Contract Administration Data
                 H        Special Contact Requirements
         Part II -- Contract Clauses
                 I        Contract Clauses
         Part III -- List of Documents, Exhibits and Other Attach.
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                 J        List of Attachments
         Part IV -- Representations and Instructions
                 K        Representations, Certifications and Other Statements
                          of Offerors
                 L        Instrs., Conds., and Notices of Offerors
                 M        Evaluation Factors for Award

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.  ___  Contractor's Negotiated Agreement
         (Contractor is required to sign this document and return _____ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. XX AWARD
         (Contractor is not required to sign this document.) Your offer on Solicitation Number 3FNO-93-S303-2-4-14-94, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A.  Name and Title of Signer (Type or print)
         Drew Congleton, Vice President

19B.  Name of Contractor
         By Drew Congleton (Signature of person authorized to sign)

19C.  Date Signed:  12/15/94

20A.  Name of Contracting Officer
         Theresa Keith

20B.  United States of America
         By Theresa A. Keith (Signature of Contracting Officer)

20C.  Date Signed:  12/28/94